                                                                    Exhibit 4.3*

       COMMON STOCK                                              COMMON STOCK
         (NUMBER)                                                  (SHARES)
            NB
INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
  OF THE STATE OF INDIANA                                    CERTAIN DEFINITIONS
                                                              CUSIP 963801 10 5
                     [WHITE ELECTRONIC DESIGNS, INC. LOGO]


This Certifies that









is the record holder of

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF



                             (CERTIFICATE OF STOCK)

                      WHITE ELECTRONIC DESIGN CORPORATION
--------------------------------------------------------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/ Illegible                              /s/ Illegible
SECRETARY                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
 AMERICAN STOCK TRANSFER & TRUST COMPANY
    TRANSFER AGENT AND REGISTRAR

BY

(AUTHORIZED SIGNATURE)

     The Corporation will furnish the holder of this certificate a statement of the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) of the Corporation's shares on request in writing and without charge. Such request may be made to the office of the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                   UNIF GIFT MIN ACT --  ___________ Custodian _____________
TEN ENT -- as tenants by the entireties                                   (Cust)                (Minor)
JT TEN -- as joint tenants with right of                                 under Uniform Gifts to Minors
          survivorship and not as tenants                                Act _____________________
          in common                                                                 (State)
                                                  UNIF TRF MIN ACT --  ___________ Custodian (until age __)
                                                                          (Cust)
                                                                       ___________ under Uniform Transfers
                                                                         (Minor)
                                                                       to Minors Act ______________________
                                                                                           (State)
      Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED, _________________________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________



___________________________________________________________________________________________________________
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

____________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________



                                                        X _________________________________________________


                                                        X _________________________________________________

                                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                                                          WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                                          CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                          ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By ____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.